SALLIE MAE Investor Presentation SECOND QUARTER 2015 Exhibit 99.1

Forward-Looking Statements and Disclaimer
Cautionary Note Regarding Forward-Looking Statements
The following information is current as of April 22, 2015 (unless otherwise noted) and should be read in connection with SLM Corporation’s press release announcing its financial results for the quarter ended March 31, 2015, and the Form 10-Q for the quarter ended March 31, 2015 (filed with the Securities Exchange Commission (“SEC”) on April 22, 2015)  and subsequent reports filed with the SEC.
This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the Company’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 (filed with the SEC on Feb. 26, 2015); increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The
Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures or breaches to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on the Company’s business; risks associated with restructuring initiatives; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayment on the loans made by the Company and its subsidiaries; changes in general economic conditions and the
Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this
Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts. These are recognized in GAAP but not in “Core Earnings” results. The Company provides “Core Earnings”
measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings”
are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.
For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – GAAP Consolidated Earnings Summary-Core Earnings” in the Company’s
Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 for a further discussion and for a complete reconciliation between GAAP net income and core earnings.
Disclaimer. A significant portion of the historical data relating to historical Smart Option Student Loan performance used to prepare certain of these materials was provided to Sallie Mae Bank by Navient
Corporation (“Navient”) pursuant to a Data Sharing Agreement executed in connection with the Spin-Off. Under the Data Sharing Agreement, Navient makes no representations or warranties to Sallie Mae
Bank concerning the accuracy and completeness of information that they provided. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement or of Navient’s representations and warranties. Although we have no reason to believe that the data used to prepare the tabular and graphic presentations in this document as a whole, is materially inaccurate or incomplete, and have assumed that the data provided by Navient under the Data Sharing Agreement as a whole to be materially accurate and complete, neither the
Company nor any person on its behalf has independently verified the accuracy and completeness of such data.

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
Top ranked brand: 6 out of 10 consumers of
education finance recognize the Sallie Mae brand
Industry leading market share in private education
lending; 53% market share¹
Over 2,400 actively managed university
relationships across the U.S.
Complementary consumer product offerings
Over one million long-term engaged customers
across the Sallie Mae brands
The Sallie Mae Brand

One year since legal separation from Navient on April 30, 2014
Completed the roll out of independent servicing and customer support capabilities
October 13, 2014
Generated “Core Earnings” of $195 million in 2014, $46 million in Q1 2015
Originated $4.1 billion of high quality Private Education Loans in 2014 (+7% vs. 2013),
$1.7 billion in Q1 2015 (+9% vs. Q1 2014)
Grew Private Education Loan portfolio 34% from Q1 2014 to Q1 2015
Recently announced a second quarter loan sale at a pre-tax premium of 10.5%
Sallie Mae Highlights

- 40+ years education
market experience
- Relationships with
over 2,400 schools
- 53% Private Market Share
- Largest salesforce in the industry
- Leading private education
loan franchise
- Conservative credit and
funding
- Expanding consumer
finance product suite
($B as of 3/31/15)
Assets 12.9 -
FFELP Loans 1.2 -
Private Loans 9.7 -
Deposits 10.5 -
Preferred Equity 0.6 -
Tangible Common Equity 1.3 -
Private Education Loan Originator -
and Servicer
Deposits -
Upromise Rewards -
Insurance Services -
Credit Card -
Sallie Mae Summary

Favorable Student Loan Market Trends
Enrollment at Four-Year Degree Granting Institutions²
Annual Cost of Education³
Estimated Total Cost of Education – 2014 / 2015 AY 4 Cost of College (Based on a Four-Year Term) 5
(billions)
(thousands)

Higher Education Value Proposition
Relationship Between Higher Education,
Income and Employment 6
Unemployment
Average weekly income
Widening Earnings Gap of Young Adults
by Educational Attainment 7
Payment to Income Ratio 8
Key Statistics
The unemployment rate for 25 to 34 year-olds with four-year college degrees was 2.1%, compared to 8.4% for high school graduates
6
60% of students graduate with student loans
5
69% of student loan borrowers have debt balances less than $25,000 and 4% have balances above $100,000
(average borrowings of $27,300)
5
The average payment-to-income ratio declined from 15% in 1992 to 7% in 2010
8

Product Features
– Offers three repayment options while in school, which includes Interest Only, $25 Fixed
Payment and Deferred Repayment
– Variable and Fixed Interest Rate Options
– All loans are certified by the school’s financial aid office to ensure all proceeds are for educational expenses
Distribution Channels
– Nationally recognized brand
– Largest national sales force in industry actively manages over 2,400 college relationships
– Represented on vast majority of college directed preferred lender lists
– Significant marketing experience to prospective customers through paid search, affiliates, display, direct mail and email
– Leverage low cost customer channels to contribute to significant serialization in following years
– Marketing and distribution through partnerships with banks, credit unions, resellers and membership organizations
Smart Option Overview

High Quality Private Student Loan Originations Growth
Originations Statistics ($) 2011 2012 2013 2014 Q1 2014 Q1 2015
% Cosigned 91% 90% 90% 90% 86% 86%
% In School Payment 73% 58% 56% 56% 55% 56%
Average Originated FICO 748 748 745 749 746 748
$2,737
$3,342
$3,795
$4,076
$1,663
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2011 2012 2013 2014 2015
Private Education Loan Originations
7%
14%
22%
5%
9%
$
4,300

Analytical Approach to Credit
Initial Screen
$1,000 minimum loan
Minimum FICO of 640
No existing SLM 30+ day past dues
No student loans 90+ day past dues
No recent bankruptcy
2+ trades for cosigners and 4+ trades
for non-cosigner
Asset expertise and rigorous
underwriting driven by large
volume of historical data
160 employees
~1.3mm annual applications
~35% approval rate
Custom Scorecard
Multi-scenario approach that predicts
percentage of borrowers likely to reach
90+ days past due
Built in coordination with Experian
Decision Analytics
Applies 15 – 18 application and credit
bureau attributes
Manual Review
~8% of applications
Pass risk scores, but require further review
due to credit concerns
— Thorough review of bankruptcies,
collection accounts, etc.
— Higher levels of existing student debt
— High credit utilization

11 High Quality Private Education Portfolio Customer FICO at Origination Portfolio Interest Rate Type Portfolio by Originations Vintage As of March 31, 2015 Smart Option Payment Type

12 Cumulative Defaults by P&I Repayment Vintage 9,13 Smart Option Cumulative Gross Defaults by P&I Repayment Vintage and Years in P&I Repayment As of December 31, 2014

Low cost deposit base with no branch overhead
— 90% of retail deposits are savings accounts
— Brokered deposits used as alternative funding source
Term funding / securitizations will augment deposit
funding for future growth
— Experienced capital markets team
— Capacity to securitize $2 – $3bn of private education
loans
Multi-year revolving conduit facility
— Provides seasonal loan funding and backup liquidity
— $750mm conduit with 2-year term provided by
consortium of banks
Whole loan sales used to manage balance sheet growth
— Targeting $1 – $2bn of loan sales annually
Substantial liquidity portfolio
— $.9bn of on-balance sheet cash as of 3/31/15 after peak
loan season disbursements
Conservative Funding Approach
2014 Target
Retail deposits
Brokered deposits
Secured debt

Target
2015 Originations $4.3 Billion
Operating Expenses $340 Million
Additional Restructuring Expense $7 Million
Loan Sales at 10.5% Premium $1.5 Billion
Provision for Loan Losses, Private $95 Million
“Core Earnings” diluted EPS $0.57-$0.59
2015 Guidance

Market share leader in private student loan industry
High quality assets and conservatively funded balance sheet
Predictable balance sheet growth for the next several years
Strong capital position and funding capabilities
A financial services company with high growth trajectory and excellent return on equity
Sallie Mae Bank

16 APPENDIX

“Core Earnings” to GAAP Reconciliation
(Dollars in thousands, except per share amounts)
2014 Q1 2015 Q4 2014 Q1 2014
“Core Earnings” adjustments to GAAP:
GAAP net income attributable to SLM
Corporation……….………….……….........…. 194,219 $      47,699 $  19,717 $     47,448 $
Preferred stock dividends …………………......…. 12,933 4,823 4,855 -
GAAP net income attributable to SLM Corporation
common stock……….………...…...… 181,286 $      42,876 $  14,862 $     47,448 $
Adjustments:
Net impact of derivative accounting
(10)
……….. 1,746 (2,269) 62 1,223
Net tax effect
(11)
…………….…...……………… 659 905 24 (463)
Total “Core Earnings” adjustments to GAAP .. 1,087 (1,364) 38 760
"Core Earnings" net income attributable to SLM
Corporation common
stock……….………...………………..…...………..
182,373 $      41,512 $  14,900 $     48,208 $
GAAP diluted earnings per common share … 0.42 $           0.10 $      0.03 $        0.11 $
Derivative adjustments, net of tax ……………….. - - - -
“Core Earnings” diluted earnings per common share
……………………….…..………….……….. 0.42 $           0.10 $      0.03 $        0.11 $

18 Delinquency and Default Performance (As a % of Loans in P&I Repayment) 9,12,13 31-60 Day Delinquency 91+ Day Delinquency 61-90 Day Delinquency Annualized Gross Default Rate

Financial Review
(in millions) Q1 2015 Q1 2014 Variance
PSL 9,786 $         7,280 $         2,507 $
PSL Reserve (85) (71) (14)
FFELP 1,212 1,401 (188)
FFELP Reserve / Other (5) (6) 2
Total Loans 10,909 8,603 2,306
Cash 876 1,235 (360)
Other Assets 1,149 661 488
Total Assets 12,934 10,499 2,435
Brokered Deposits 6,624 5,589 1,035
Retail Deposits 3,091 3,120 (29)
Other Liabilities 1,353 559 794
Equity 1,866 1,231 635
Total Liabilities & Equity 12,934 $       10,499 $       2,435 $
PSL Reserve % of Balance (Gross) 0.87% 0.98% (0.11%)
Interest Income 201 $            162 $            39 $
Interest Expense (30) (23) (8)
Net Interest Income before Provision 171 139 32
Provision (17) (39) 23
NII After Provision 154 100 54
Gain On Sale 0 34 (34)
Fee Income 8 8 (0)
Gain/(Loss) on Hedging Activities 3 (1) 4
Opex (86) (66) (21)
GAAP Pre-Tax Income 79 $              76 $              4 $
Core Pre-Tax Income 77 $              77 $              0 $
GAAP Net Income 48 $              47 $              0 $
Core Earnings Adjustments (1) 1 (2)
Core Earnings Net Income 46 $              48 $              (2) $
Preferred Dividends (5) - (5)
GAAP Earnings Available 43 $              47 $              (5) $
Core Earnings Available 42 $              48 $              (7) $
ROA (Core) 1.5% 1.8% (0.4%)
ROCE (Core) 13.1% 16.6% (3.5%)
Total Risk Based Capital Ratio (Bank Only) 14.4% 15.8% (1.4%)
CSEs 432 435 (3)
Core EPS 0.10 $           0.11 $           (0.01) $

Footnotes
1.
Source: MeasureOne CBA Report As of December 2014
2.
Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2022
3.
Source: Trends in College Pricing.© 2014 The College Board,. www.collegeboard.org,
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted
4.
“Total post-secondary education spend” is estimated by Sallie Mae by determining the full-time equivalents for both graduates and undergraduates  and multiplying by estimated total per person cost of attendance for each school type.  In doing so, we utilize information from the U.S. Department of Education, College Board, MeasureOne,
National Student Clearinghouse and Company Analysis.  Other sources for these data points also exist publicly and may vary from our computed estimates.
5.
Source: Trends in College Pricing.© 2014 The College Board,. www.collegeboard.org, U.S. Department of Education 2014
6.
Source:  U.S. Bureau of Labor Statistics
7.
Source:  PEW Research Center
8.
Source:  Brown Center on Education Policy at Brookings: Is a Student Loan Crisis on the Horizon
9.
For important information regarding historical performance data, see pages 21 and 22.
10.
Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, as well as the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under
GAAP.  Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0.
11.
“Core Earnings” tax rate is based on the effective tax rate at the Bank where the derivative instruments are held.
12.
Delinquency and Default rates are calculated as a percentage of loans  in principal and interest (P&I) repayment.
13.
Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due. Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.

On April 30, 2014 (the “Spin-Off Date”), the former SLM Corporation legally separated (the “Spin-Off”) into two distinct publicly traded entities: an education loan management, servicing and asset recovery business called Navient Corporation (“Navient”), and a consumer banking business called SLM Corporation. SLM Corporation’s primary operating subsidiary is Sallie Mae Bank.   We sometimes refer to
SLM Corporation, together with its subsidiaries and its affiliates, during the period prior to the Spin-Off as “legacy SLM.”
In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities (“ABS”) trusts previously sponsored and administered by legacy SLM were transferred to Navient. As of the Spin-Off Date, Navient and its sponsored ABS trusts owned $30.8 billion of legacy SLM’s private education loan portfolio originated both prior to and since 2009. As of the Spin-Off Date, Sallie Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009.
Legacy SLM’s Private Education Loans and ABS Programs Prior to the Spin-Off
In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007, legacy SLM issued $18.6 billion of private education loan-backed ABS in 12 separate transactions.
In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-profit schools. Legacy SLM issued no private education loan ABS in 2008.
In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-
based factors, which led to a significant increase in the percentage of loans requiring a co-signer, typically a parent.
Sallie Mae Bank’s Private Education Loan and ABS Programs Post-Spin Off
Originations. Following the Spin-Off, Sallie Mae Bank has continued to originate loans under the Smart Option Student Loan program.  As of December 31, 2014, it owned $9.5 billion of private education loans, the vast majority of which were Smart Option Student Loans originated since 2009, and two-thirds of which were originated in 2013 and 2014. Navient ceased originating private education loans following the Spin-Off.
Servicing. Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off
Date, Navient continued to service all private education loans owned by the two companies on its servicing platform until October 2014, when servicing for the vast majority of Sallie Mae Bank’s private education loan portfolio was transitioned to Sallie Mae Bank. Sallie Mae Bank now services and is responsible for collecting the vast majority of the Smart Option Student Loans it owns.
Additional Information. Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM. Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate of legacy SLM for securitization.  Additionally, on a monthly basis Sallie Mae Bank sold all loans that were over 90 days past due, in forbearance, restructured or involved in a bankruptcy to an affiliate of legacy SLM. As a result of this second practice, prior to the occurrence of the Spin-Off, historical performance data for Sallie Mae
Bank’s Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs.
Legacy SLM collected Smart Option Student Loans pursuant to policies that required loans be charged off after 212 days of delinquency. In April 2014, Sallie Mae Bank began collecting the vast majority of its Smart Option Student Loans pursuant to policies that required loans be charged off after 120 days of delinquency, in accordance with bank regulatory guidance.  As a result of the various policies described above, it was not until recently that (a) a meaningful amount of Smart Option Student Loan charge-offs occurred in Sallie Mae Bank’s portfolio, and (b) performance data on Sallie Mae Bank’s owned Smart Option Student Loan portfolio became useful as a basis for evaluating historical trends for Smart Option Student Loans. For the reasons described above, much of Sallie Mae Bank’s historical performance data does not reflect current collections and charge off practices and may not be indicative of the future performance of the Bank’s Smart Option Student Loans. We do not believe the credit performance indicators for Sallie Mae Bank-owned and -serviced Smart Option Student Loans yet provide meaningful period-over-period comparisons.
Important Information Regarding Historical Loan Performance Data

Smart Option Loan Portfolio Data for Chart on Page 12 of Presentation
Combined Smart Option Student Loan Portfolio Data for Legacy SLM, Navient and Sallie Mae Bank. Information in the chart on Page 12 of this presentation is presented on a combined basis for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust, or held or serviced by Navient or Sallie Mae Bank.
This combined Smart Option Student Loan portfolio data provides insight into gross defaults of all Smart Option Student Loans since 2011, regardless of ownership or servicing standard. We believe historical loan performance data since 2011 is more representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts than data available for earlier periods. Data available for earlier periods includes a limited number of Smart Option Student Loan product types, a limited amount of loans in principal and interest repayment status, and limited periods of loan performance history. Combined Smart Option Student Loan portfolio data is presented by vintage principal and interest repayment years.
A significant portion of the combined Smart Option Student Loan performance data described in this category is provided to Sallie Mae Bank by Navient under a data sharing agreement executed in connection with the Spin-Off.  This data sharing agreement expires in 2019.  Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae
Bank concerning the accuracy and completeness of information that it provided.  Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Loans contained in the combined Smart Option Student Loan portfolio category were serviced by legacy SLM prior to the Spin-Off, and by either Navient or Sallie Mae Bank after the Spin-Off.  As noted
above, loans serviced by legacy SLM and Navient were serviced pursuant to different policies than those loans serviced by Sallie Mae Bank after the Spin-Off. Specifically, legacy SLM charged off loans after 212 days of delinquency, and Navient has continued this policy.  Sallie Mae Bank currently charges off loans after 120 days of delinquency. All loans included in the combined Smart Option Student
Loan portfolio were serviced by legacy SLM pursuant to a 212-day charge off policy prior to the Spin-Off.  Following the Spin-Off, a portion of the loans included in the combined Smart Option Student Loan portfolio data have been serviced by Navient pursuant to a 212-day charge off policy, and a portion have been serviced by Sallie Mae Bank pursuant to a 120-day charge off policy.  As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this combined Smart Option Student Loan portfolio data.
Smart Option Loan Portfolio Data for Charts on Page 18 of Presentation
Legacy SLM Consolidated Smart Option Student Loan Portfolio Data prior to the Spin-Off Date, and Sallie Mae Bank-Only Smart Option Student Loan Data from and after the Spin-Off Date. Information reflected in the charts on Page 18 of this Presentation is presented (a) prior to the Spin-Off Date for Smart Option Student Loans owned or serviced by legacy SLM prior to the Spin-Off, and (b) from and after the Spin-Off Date for Smart Option Student Loans owned and serviced by Sallie Mae Bank from and after the Spin-Off. Data in this category is used in the charts below under the following headings:
“31-60 Day of Delinquency;”
“61-90 Day Delinquency;”
“91-plus Day Delinquency;” and
“Annualized Gross Default Rate.”
This consolidated Smart Option Student Loan portfolio data provides insight into historical delinquencies and defaults specifically of the Smart Option Student Loans covered, regardless of the loans’
ownership at the time, or whether the loans serve as collateral for an ABS trust.  We believe this data is currently the most relevant data available for assessing historical Smart Option Student Loan performance.
Loans owned or serviced by legacy SLM and contained in this consolidated Smart Option Student Loan portfolio category were serviced pursuant to legacy SLM  servicing policies prior to the Spin-Off.
Loans owned and serviced by Sallie Mae Bank and contained in this consolidated Smart Option Student Loan portfolio were serviced pursuant to Sallie Mae Bank servicing policies since the Spin-Off. The servicing policies of legacy SLM were different than the servicing policies of Sallie Mae Bank. Specifically, legacy SLM charged off loans after 212 days of delinquency, while Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance.  As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this consolidated Smart Option Student Loan portfolio data.
Any data or other information presented in the following report is for comparative purposes only, and, is not to be deemed a part of any offering of securities.
Important Information Regarding Historical Loan Performance Data (cont.)